SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 27, 2003
                                                  ---------------


                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                     0-28815                   06-1241321
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(State or other Jurisdiction    (Commission File Number)     (IRS Employer
 of Incorporation)                                           Identification No.)



13 North Street, Litchfield, Connecticut                                06759
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:(860) 567-8752
                                                   --------------

  N/A
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(Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5.   Other Events.
          -------------

          Cash Dividend.
          --------------

     The Board of Directors of First Litchfield Financial Corporation declared a $0.10 per share quarterly cash dividend at their August 27, 2003 Board Meeting.

     The  quarterly   cash  dividend  will  be  paid  on  October  27,  2003  to stockholders of record as of September 8, 2003.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  August 27, 2003              FIRST LITCHFIELD FINANCIAL CORPORATION



                                     By  /s/ Joseph J. Greco
                                         ---------------------------------------
                                         Joseph J. Greco
                                         President and Chief Executive Officer



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